UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2004

(Date of report; date of

earliest event reported)

Commission file number: 333-57494

WHOLESALE AUTO RECEIVABLES CORPORATION

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST VIII

(Exact name of registrant as specified in its charter)

Delaware	38-3082709
(State or other jurisdiction of incorporation or organization)	20-6138109 (I.R.S. Employer Identification No.)

c/o General Motors Acceptance Corporation

200 Renaissance Center

P.O. Box 200    Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

ITEM 7.    EXHIBITS

Exhibit	5.1 The following is filed as an Exhibit to this Report under Exhibit 5.1

Opinion of Counsel of Kirkland & Ellis, dated as of March 26, 2004

Exhibit	8.1 The following is filed as an Exhibit to this Report under Exhibit 8.1

Opinion of Counsel of Kirkland & Ellis, dated as of March 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of Wholesale Auto Receivables Corporation, the registrant, and Superior Wholesale Inventory Financing Trust VIII has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLESALE AUTO RECEIVABLES CORPORATION (Registrant)

Dated: March 26, 2004	/s/ William F. Muir
William F. Muir Director

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST VIII
By: General Motors Acceptance Corporation, as Administrator under the Administration Agreement

Dated: March 26, 2004	/s/ William F. Muir
William F. Muir President